EMPOWER ANNUITY INSURANCE COMPANY
PRIAC VARIABLE CONTRACT ACCOUNT A
Empower Retirement Security Annuity III
Supplement to Prospectus Dated May 1, 2023
Supplement dated October 5, 2023
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1‑877‑778‑2100.
We are issuing this supplement to update fee, expense, and fee footnote information associated with the PGIM 60/40 Allocation Fund, effective September 29, 2023.
PROSPECTUS CHANGES

1.	Under “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT”
(a) In the “Ongoing Fees and Expenses (annual charges)” section of the “FEES AND EXPENSES” table, we are replacing the Annual Fee chart with the following:

Annual Fee	Minimum	Maximum

Base Contract [1]	1.00%	3.25%

Investment Options (Portfolio Fees and Expenses)	0.55%	0.83%

Optional Benefits For An Additional Charge [2]	None	None

1	The Base Contract fee includes the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
2	The Optional Benefit is the Optional Spousal Benefit.
(b) In the “Ongoing Fees and Expenses (annual charges)” section of the “FEES AND EXPENSES” table, we are replacing the Lowest Annual Cost and Highest Annual Cost chart with the following:

Lowest Annual Cost $1,406	Highest Annual Cost $3,383
Assumes:
•  Investment of $100,000
•  5% annual appreciation
•  Least expensive combination of Base Contract fee and portfolio fees and expenses
•  No sales charges
•  No additional purchase payments, transfers or withdrawals

Assumes:
•  Investment of $100,000
•  5% annual appreciation
•  Most expensive combination of Base Contract fee and portfolio fees and expenses
•  No sales charges
•  No additional purchase payments, transfers or withdrawals

2023‑PROSUPP‑5‑ERSA III

2.	Under “FEE TABLE”
We are replacing the table entitled “Annual Portfolio Company Expenses” with the following:

ANNUAL PORTFOLIO COMPANY EXPENSES

	Minimum	Maximum
Annual Portfolio Company Expenses	0.55%	0.83%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

3.	Under “Section 5: What Are The Expenses Associated With The Empower Retirement Security Annuity III?”
We are replacing the sub‑section entitled “Underlying Mutual Fund Fees” with the following:
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund is 0.83% annually. Without regard to expense caps, the total fees and operating expenses of the PGIM 60/40 Allocation Fund is 0.55% annually. For additional information about these fund fees, please consult the prospectus for each fund.

4.	Under “APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT”
We are replacing footnote 2, associated with the PGIM 60/40 Allocation Fund (Class R6), with the following:
2. The manager has contractually agreed, through November 30, 2024, to limit Current Expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2024 without the prior approval of the fund’s Board of Trustees.
PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2023‑PROSUPP‑5‑ERSA III